Supplement to the current prospectus

MFS(R) Growth Opportunities Fund

The Board of Trustees of the MFS Growth Opportunities Fund ("Growth Opportunities Fund") has approved the proposed reorganization of the Growth Opportunities Fund into the Massachusetts Investors Growth Stock Fund ("Investors Growth Stock Fund"). The proposed transaction is still subject to approval by the shareholders of the Growth Opportunities Fund at a shareholders' meeting expected to be held in June 2007. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the Growth Opportunities Fund's assets and liabilities would be transferred to the Investors Growth Stock Fund in return for shares of the Investors Growth Stock Fund with equal total net asset value on the transfer date. These Investors Growth Stock Fund shares would be distributed pro rata to shareholders of the Growth Opportunities Fund in exchange for their Growth Opportunities Fund shares. Current Growth Opportunities Fund shareholders would thus become shareholders of the Investors Growth Stock Fund and receive shares of the Investors Growth Stock Fund with a total net asset value equal to that of their shares of the Growth Opportunities Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Growth Opportunities Fund and its shareholders, as well as to the Investors Growth Stock Fund and its shareholders.

Effective April 1, 2007, the investment objectives and principal strategies of the Investors Growth Stock Fund will be as follows: The investment objective of the Investors Growth Stock Fund is to seek capital appreciation. MFS normally invests at least 80% of the fund's net assets in equity securities. MFS focuses on investing the fund's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies). While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with large capitalizations. MFS may invest the fund's assets in foreign securities. MFS may also invest the fund's assets in derivatives.

A full description of the Investors Growth Stock Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement which is expected to be mailed to

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shareholders of the Growth Opportunities Fund on or about April 16, 2007.

In light of the proposed transaction, sales of Growth Opportunities Fund shares and exchanges into this fund are expected to be suspended on or about June 15, 2007.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Investors Growth Stock Fund, nor is it a solicitation of any proxy. For more information regarding the Investors Growth Stock Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

Effective immediately, the sub-sections entitled "Investment Objective" and "Principal Investment Policies and Strategies" under the main heading "I-Risk Return Summary" are replaced in their entirety by the following:


Investment Objective

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.


Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund's assets primarily in equity securities. MFS focuses on investing the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the fund's assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund's assets in foreign securities.

MFS may also invest the fund's assets in derivatives.

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MFS uses a bottom-up  investment  approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

                  The date of this supplement is March 8, 2007.